SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2018

ONSTREAM MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-22849               65-0420146

(Commission File Number)   (IRS Employer Identification Number)

1291 SW 29 Avenue, Pompano Beach, Florida 33069

(Address of executive offices and Zip Code)

(954)917-6655

(Registrant's Telephone Number, Including Area Code)

______________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Item 1.02

Termination of a Material Definitive Agreement

As previously disclosed in our 8-K filed on March 2, 2017, on February 28, 2017, we entered into a Patent Purchase Agreement (the “Agreement”) with Mr. Eriya Unten, a resident of Japan and an unrelated third-party (the “Buyer”), for our sale of U.S. Patents (Nos. 9,161,068 and 9,467,728) and related U.S. Patent Applications (Nos. 14/843,457 and 15/255,416), which sale includes our entire right, title and interest in such Patents and the rights, if any, to the related Patent Applications, the causes of action to sue for infringement thereof, and any other legal rights entitled by the original owner of the Patents and Patent Applications under the law. The disclosures in our March 2, 2017 8-K, as well as the exhibits to that document, are incorporated herein by reference. Also see Item 8.01 below with respect to subsequent developments with respect to the Patent Applications.

As previously disclosed in our 8-K filed on June 2, 2017, in a letter dated May 29, 2017 and signed by us and the Buyer, the Buyer requested and we granted an extension to June 25, 2017 for the Buyer to address certain requirements by the bank financing this transaction and for Buyer to close the transaction.

As previously disclosed in our 8-K filed on July 20, 2017, on July 17, 2017 we agreed to the terms of a letter from the Buyer, in which the Buyer requested and we granted a further extension to close this transaction, in exchange for the Buyer’s agreement to pay us $250,000 on or before July 25, 2017 and $1,250,000 on or before August 31, 2017, such payments to be applied against the purchase price set forth in the Agreement. In the letter, the Buyer represented that it had received approval from two of the three financing banks and conditional approval from the third. Although the extension as set forth in the letter is for the necessary time to comply with the banks requirements and complete the entire transaction, in that letter the Buyer stated that it believed the transaction could be concluded by August 31, 2017. We received a payment of $248,606 payment from the Buyer on August 1, 2017. However, we did not receive any additional payments from the Buyer after that date.

On June 12, 2018, as the result of the Buyer’s lack of compliance with the agreed payment schedule, and in light of the anticipated issuance of two additional patents as discussed in Item 8.01 below, we terminated the Agreement by giving appropriate notice to the Buyer. As a result of the termination, we expect to retain the $1.0 million non-refundable deposit received from the Buyer in connection with the Patent Purchase Agreement as well as the subsequent $248,606 payment received from the Buyer in August 2017. An aggregate of $434,211 out of these Buyer payments have already been paid by us to certain of the former owners of the assets of Auction Video, Inc. (“Former Owners”), in connection with agreements we made with those Former Owners to share certain proceeds from a patent application included in that acquisition, which patent application was the basis of the Patents and related Patent Applications.

Notwithstanding the termination, we have offered to enter into new negotiations with the Buyer with respect to the sale or other disposition of the Patents, including the two additional patents anticipated to be issued shortly as discussed in Item 8.01 below, although we reserve the right, as is our intention, to negotiate the sale or other disposition of the Patents, including the two additional patents, with other interested third parties.

Our receipt of additional funds related to the sale or other disposition of the Patents and related Patent Applications is subject to risks and uncertainties that include, but are not limited to, our ability to locate and satisfactorily negotiate with interested buyers, an interested buyer’s financial ability to fund a purchase, including but not limited to its ability to obtain any necessary financing, the impact of any applicable U.S. or other government regulations affecting a sale or other disposition, any changes in the status of the Patents or related Patent Applications and/or the impact of any actions resulting from this announcement. See “Cautionary Note Regarding Forward-Looking Statements” below.

Item 8.01

Other Events

As previously disclosed in our 8-K filed on September 28, 2016, on September 2, 2015 we filed a Continuation Application with the USPTO and the USPTO issued a related Filing Receipt, establishing a September 2, 2015 filing date for a new patent application (number 14/843,457).  On June 4, 2018, the USPTO issued a Notice of Allowance and Fees Due, which granted the claims as submitted by us on September 2, 2015. Once we pay the required $1,000 fee to the USPTO, which is due on or before September 4, 2018 with no extension available, we expect to receive an Issue Notification from the USPTO specifying the U.S. Patent Number and issuance date, as well as the Patent Term Adjustment and expiration date.

As previously disclosed in our 8-K filed on September 28, 2016, on September 2, 2016 we filed a Continuation Application with the USPTO and the USPTO issued a related Filing Receipt, establishing a September 2, 2016 filing date for a new patent application (number 15/255,416).  On June 8, 2018, the USPTO issued a Notice of Allowance and Fees Due, which granted the claims as submitted by us on September 2, 2016. Once we pay the required $1,000 fee to the USPTO, which is due on or before September 10, 2018 with no extension available, we expect to receive an Issue Notification from the USPTO specifying the U.S. Patent Number and issuance date, as well as the Patent Term Adjustment and expiration date.

The disclosures with respect to the Patents and related Patent Applications in our September 28, 2016 8-K, as well as in our Form 10-Q as of and for periods ended June 30, 2016, are incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this document and elsewhere by Onstream Media are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such information includes, without limitation, the business outlook, assessment of market conditions, anticipated financial and operating results, strategies, future plans, contingencies and contemplated transactions of the company. Such forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors which may cause or contribute to actual results of company operations, or the performance or achievements of the company or industry results, to differ materially from those expressed, or implied by the forward-looking statements. In addition to any such risks, uncertainties and other factors discussed elsewhere herein, risks, uncertainties and other factors that could cause or contribute to actual results differing materially from those expressed or implied for the forward- looking statements include, but are not limited to fluctuations in demand; changes to economic growth in the U.S. economy; government policies and regulations, including, but not limited to those affecting the Internet. In this particular matter, such risk and uncertainties include our ability to locate and satisfactorily negotiate with interested buyers, an interested buyer’s financial ability to fund a purchase, including but not limited to its ability to obtain any necessary financing, the impact of any applicable U.S. or other government regulations affecting a sale or other disposition, any changes in the status of the Patents or related Patent Applications and/or the impact of any actions resulting from this announcement. Onstream Media undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Actual results, performance or achievements could differ materially from those anticipated in such forward-looking statements as a result of certain factors, including those set forth in Onstream Media Corporation's filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONSTREAM MEDIA CORPORATION

By: /s/ Robert E. Tomlinson

June 15, 2018

                                    Robert E. Tomlinson, CFO